Exhibit 10.1

Certain portions of this document have been omitted pursuant to Item 601(b)(10) of Regulation S-K and, where applicable, have been marked with “[*]” to indicate where omissions have been made. The marked information has been omitted because it is (i) not material and (ii) is the type that the registrant treats as private or confidential.

SECURITIES EXCHANGE AGREEMENT

This SECURITIES EXCHANGE AGREEMENT (this “Agreement”), dated as of November 15, 2022 (the “Effective Date”), is by and between Globalstar, Inc. (the “Company”), and the lenders listed on Schedule I hereto (each, an “Exchange Lender” and collectively, the “Exchange Lenders”). Reference is made to the Second Lien Facility Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Facility Agreement”), dated November 26, 2019, between the Company, as Borrower, Global Loan Agency Services Limited, as the Agent (the “Agent”), GLAS Trust Corporation Limited, as the Security Agent, and the parties listed on Schedule 1 thereto as the Original Lenders. The Company, the Agent, and the Exchange Lenders are each referred to herein individually as a “Party” and collectively, the “Parties.” Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Facility Agreement.

RECITALS

A. Under the Facility Agreement, the Company borrowed from each Exchange Lender the principal amount set forth opposite such Exchange Lender’s name on Schedule I (such amounts, “Obligations”).

B. In accordance with the Facility Agreement, the Parties desire that the Exchange Lenders exchange (the “Exchange”) the aggregate amount of the Obligations under the Finance Documents owed to the Exchange Lenders for Perpetual Preferred Stock, Series A (“Preferred Stock”) (as defined in the Certificate of Designation attached hereto as Exhibit A) (the “Certificate of Designation”) in the amounts set forth on Schedule I (each, an “Exchange Amount” and collectively, the “Exchange Amounts”).

C. The Parties are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.EXCHANGE.

(a)    Exchange Date. The Exchange shall occur by electronic transmission or as otherwise mutually acceptable to the parties on November 15, 2022 (or such other date as is mutually agreed to by the Parties) (the “Exchange Date”).

(b)     Exchange. On the Exchange Date, the Company shall issue the Preferred Stock in the Exchange Amounts to the Exchange Lenders and record or cause the Company’s transfer agent to record the Exchange Lenders as holders of such Preferred Stock in the books and records of the Company. The Preferred Stock will be subject to and issued in accordance with the Certificate of Designation and the Standard Provisions attached thereto.

(c) Release of Obligations. Immediately upon the occurrence of the Exchange:

(i) all of the Obligations under the Finance Documents owing to the Exchange Lenders shall be deemed paid and/or satisfied in full;

(ii) the Obligors shall each be automatically and irrevocably released and discharged from all Obligations under the Finance Documents owed to the Exchange Lenders; and

(iii) the Exchange Lenders shall cease to be Lenders for the purposes of the Finance Documents.

2.    EXCHANGE LENDERS REPRESENTATIONS AND WARRANTIES.

Each Exchange Lender, severally and not jointly, represents and warrants to the Company that as of the Effective Date and as of the Exchange Date:

(a)    Organization; Authority. If an entity, the Exchange Lender is duly organized under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. If an individual, the Exchange Lender has the requisite capacity to enter into and consummate the transactions contemplated by this Agreement and otherwise to carry out his obligations hereunder.

(b)     Good Title; No Liens. The Exchange Lender has good and valid title to the Obligations, and owns and holds the entire legal and beneficial right, title, and interest in and to the Obligations (including, without limitation, accrued and unpaid interest thereon), free and clear from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”). The Obligations are not subject to any contract, agreement, arrangement, commitment or understanding restricting or otherwise relating to the disposition thereof.

(c)    Affirmation of Representations and Warranties. The Exchange Lender reaffirms each of the representations and warranties of the Exchange Lender in the Facility Agreement are true, complete and correct as of the Effective Date and the Exchange Date as though made on such dates, except to the extent such representation or warranty relates to a specific date, in which case it shall be true and correct in all material respects as of such date.

(d)    Investment Purpose. The Exchange Lender is entering into this Agreement and the Exchange for Preferred Stock for such Exchange Lender’s own account and for investment purposes and not with a view to distribution.

(e)    Information.

(i)    The Exchange Lender either qualifies as (A) a “qualified institutional buyer” (as defined in Rule 144A under the 1933 Act), or (B) an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the 1933 Act). The Exchange Lender (X) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits, risks and suitability of the Exchange, (Y) is able to bear the risk of an entire loss of its investment in the Preferred Stock, and (Z) is consummating the Exchange with a full understanding of all of the terms, conditions and risks and willingly assumes those terms, conditions and risks.

(ii)    The Exchange Lender has received and carefully reviewed the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, all subsequent public filings of the Company with the Securities and Exchange Commission (the “SEC”), other publicly available information regarding the Company, and such other information that it and its advisers deem necessary to make its decision to consummate the Exchange.

(iii)    The Exchange Lender has evaluated the merits and risks of the Exchange based exclusively on its own independent review and consultations with such investment, legal, tax, accounting and other advisers as it deemed necessary. The Exchange Lender has made its own decision concerning the Exchange without reliance on any representation or warranty (except as expressly set forth in this Agreement) of, or advice from, the Company, any of its affiliates, partners, employees or agents. The Exchange Lender has determined based on its own independent review and due diligence investigation of the Company and such professional advice as it deems necessary that the exchange of the Obligations and ownership of its Preferred Stock (A) is consistent with its financial needs, objectives and condition, (B) complies and is consistent with all investment policies, guidelines and other restrictions applicable to the Exchange Lender and (C) is a fit, proper and suitable investment for the Exchange Lender, notwithstanding the substantial risks inherent in the exchange of the Obligations and investing in or holding such Preferred Stock.

(iv)    Neither the Company nor any of its affiliates, principals, stockholders, partners, employees and agents (A) has been requested to or has provided the Exchange Lender with any information or advice with respect to the Preferred Stock nor is such information or advice necessary or desired, or (B) has made or makes any representation as to the Company (other than the representations expressly set forth in Section 3 below).

(v)    The Exchange Lender acknowledges and understands that the Company and its affiliates may possess material nonpublic information regarding the Company not known to the Exchange Lender that may be superior to the information available to the Exchange Lender and that may affect the value of the Preferred Stock (the “Information”), and that the Exchange Lender has specifically requested that the Company not disclose the Information to the Exchange Lender. The Information may (or may not) be considered material by the Exchange Lender with respect to the exchange of the Obligations for its Preferred Stock and may impact the value of such Preferred Stock. The Exchange Lender understands, based on its experience, the disadvantage to which the Exchange Lender is subject due to the disparity of information between the Company and the Exchange Lender. Notwithstanding such disparity, the Exchange Lender has deemed it appropriate to enter into this Agreement and to consummate the Exchange.

(vi)    The Exchange Lender agrees that the Company shall not have any obligation to disclose the Information to the Exchange Lender. The Exchange Lender has actual knowledge that it may presently have and may have at or after the time of the Exchange Date claims against the Company and the Company’s directors, officers, employees, agents, attorneys, representatives, affiliates, predecessors, successors and assigns, arising from the Company’s nondisclosure of the Information in connection with the transactions contemplated by this Agreement. As partial consideration for the transactions contemplated by this Agreement, the Exchange Lender hereby, on its behalf and on behalf of any and all of its directors, officers, employees, agents, attorneys, representatives, limited partners or other investors, affiliates, predecessors, successors and assigns, unconditionally, irrevocably and absolutely releases and discharges the Company and its directors, officers, employees, agents, attorneys, representatives, affiliates, predecessors, successors and assigns from any and all causes of action, claims, demands, damages or liabilities whatsoever, both in law and in equity, in contract, tort or otherwise, which they may now have or may have at or after the closing of the transactions described herein arising from the Company’s nondisclosure of the Information in connection with the Exchange, in each case to the maximum extent permitted by law.

(f)    Restricted Securities. The issuance of the Preferred Stock under this Agreement has not been registered under the 1933 Act or under any other applicable securities laws. Such Preferred Stock may not be sold, assigned, pledged or otherwise disposed of at any time without effective registration under such 1933 Act and laws or exemption therefrom, and compliance with other substantial restrictions on transferability set forth in the Certificate of Designation.

(g)    No Governmental Review. The Exchange Lender understands that no Governmental Authority has passed on or made any recommendation or endorsement of the Preferred Stock or the fairness or suitability of the investment in the Preferred Stock nor have such authorities passed upon or endorsed the merits of the offering of the Preferred Stock.

(h)    Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Exchange Lender and shall constitute the legal, valid and binding obligations of the Exchange Lender enforceable against the Exchange Lender in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)    No Conflicts. The execution, delivery and performance by the Exchange Lender of this Agreement and the consummation by the Exchange Lender of the transactions contemplated hereby will not (A) result in a violation of the organizational documents of the Exchange Lender, if an entity, or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement or instrument to which the Exchange Lender is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Exchange Lender.

(j)    Accuracy of Representations. The Exchange Lender understands the Company is relying and will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements in connection with the transactions contemplated by this Agreement, and agrees that if any of the representations or acknowledgements made by it are no longer accurate as of the Exchange Date, it shall promptly notify the Company.

3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Exchange Lender that, as of the Effective Date and as of the Exchange Date:

(a)    Organization and Qualification. The Company is duly organized and in good standing under the laws of the State of Delaware with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.

(b)    Enforcement; Validity. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Company and shall constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)    Issuance of New Securities. The issuance of the Preferred Stock has been duly authorized and, when the Preferred Stock is issued and delivered in accordance with the terms of this Agreement,

including, without limitation, the Exchange Lenders’ delivery of the Obligations, the Preferred Stock shall be validly issued, fully paid and non-assessable and free and clear of all Liens with respect to the issuance thereof.

(d)    Accuracy of Representations. The Company understands that the Exchange Lenders are relying and will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements in connection with the transactions contemplated by this Agreement, and agrees that if any of the representations or acknowledgements made by it are no longer accurate as of the Exchange Date, it shall promptly notify each Exchange Lender.

4.     RELEASE

Each Party on behalf of itself and its affiliates (collectively, the “Releasing Parties”) hereby unconditionally releases and forever discharges the other Parties, including, but not limited to, all of such other Parties’ present and former subsidiaries, affiliate companies, shareholders, officers, directors, employees, attorneys and agents, from any and all causes of action, demands, claims, contracts, encumbrances, liabilities, obligations, expenses, losses, and rights of every nature and description, whether arising or pleaded in law or in equity, under contract, statute, tort or otherwise, whether known or unknown, whether accrued, potential, inchoate, liquidated, contingent or actual, asserted or that might have been asserted which the Releasing Parties now have, have ever had or may hereafter have, accruing or arising contemporaneously with, or before the date hereof, based upon or arising out of the Obligations. The Exchange Lenders agree that none of the Company nor its present and former subsidiaries, affiliate companies, shareholders, officers, directors, employees, attorneys and agents shall have any liability to the Exchange Lenders’ Releasing Parties, whatsoever due to or in connection with the Company’s non-disclosure of nonpublic information provided to the Exchange Lenders in connection with the Exchange or otherwise as a result of the Exchange, and each Exchange Lender hereby irrevocably waives any claim that it might have based on the failure of the Company to disclose any such information.

5.     LEGENDS
.
(a)    Legends. Each Exchange Lender understands that the Preferred Stock has been issued pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and, unless released by the Company, the Preferred Stock shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(b)    Uncertificated Shares. In addition, in the case of any electronic or uncertificated shares of Preferred Stock, the Company may make a corresponding notation in its records and may issue stop transfer instructions to any transfer agent to enforce the restrictions on the transfer of such shares of Preferred Stock.

6.    CONDITIONS TO THE COMPANY’S OBLIGATIONS.

The obligations of the Company hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Exchange Lenders with prior written notice thereof:

(a)    Each Exchange Lender shall have tendered to the Company the Obligations on the Exchange Date in such aggregate amount as calculated under Section 1.

(b)    The Company shall have received a duly executed and delivered consent of the Agent to enter into this Agreement, the Exchange and the other transactions contemplated hereby.

(c)    The Certificate of Designation shall have been filed with, and accepted by, the Delaware Secretary of State prior to the Exchange.

(d)    The representations and warranties of each Exchange Lender shall be true and correct in all material respects as of the date when made and as of the Exchange Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and each Exchange Lender shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Exchange Lender at or prior to the Exchange Date.

7.    CONDITIONS TO THE EXCHANGE LENDERS’ OBLIGATIONS.

The obligations of each Exchange Lender hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for each Exchange Lender’s sole benefit and may be waived by such Exchange Lender at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)    The Company shall have issued and delivered to such Exchange Lender on the Exchange Date its respective amount of Preferred Stock as calculated pursuant to Section 1 of this Agreement.

(b)    The Company shall have received a duly executed and delivered consent of the Agent to enter into this Agreement, the Exchange and the other transactions contemplated hereby.

(c)    The Certificate of Designation shall have been filed with, and accepted by, the Delaware Secretary of State prior to the Exchange.

(d)    The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of Exchange Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Exchange Date.

8.    MISCELLANEOUS.

(a)    Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdictions other than the State of Delaware.

(b)    Successors and Assigns. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns and transferees of the Parties. Nothing in this Agreement is intended to confer upon any person other than the Parties and their respective successors and permitted assigns and transferees, any rights, remedies, obligations or liabilities under or by reason of this Agreement, as the case may be, except as expressly provided herein or therein, as the case may be. Notwithstanding anything herein to the contrary, (i) no Exchange Lender may assign all or any portion of this Agreement, or its rights and obligations hereunder, except with the prior written consent of the Company, and any purported assignment without such prior written consent shall be null and void ab initio and of no force or effect, and (ii) the Company may assign its rights and obligations under this Agreement to a third party entity (A) with or into which the Company merges or consolidates, (B) to which the Company sells all or substantially all of its assets in one or a series of related transactions, or (C) to which the shareholders of the Company sell or otherwise transfer the outstanding equity of the Company, whether by tender offer, exchange offer or otherwise.

(c)    Counterparts; Electronic Execution. Each document executed in connection with the Exchange (“Transaction Documents”) may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each Transaction Document executed in connection with the Exchange (or any such counterpart) may be executed by electronic signature (including any electronic signature complying with the Electronic Signatures in Global and National Commerce Act, such as www.docusign.com) or delivered by electronic transmission, and when so executed or delivered shall have been duly and validly executed or delivered, and be valid and effective, for all purposes. This Agreement shall become effective at the time each party shall have executed and delivered this Agreement (including a counterpart hereof) to the other party.

(d)    Electronic Communications. Each Exchange Lender agrees to accept and consents to the electronic delivery of all notices, consents, statements, reports, advices, disclosures and other documents or communications permitted or required to be delivered to the Exchange Lenders by the Company pursuant to this Agreement, any Transaction Document or applicable law (collectively, “Communications”); provided, that if applicable law entitles an Exchange Lender to opt out of electronic delivery of some or all Communications, then any Exchange Lender may revoke such agreement and consent by written notice to the Company with respect to such Communications or any of them. The Company may, at its discretion, deliver electronic Communications to the Exchange Lenders via its website or by email (including by delivering a hyperlink to such Communication by email), and may choose to deliver paper copies of any Communication to Exchange Lenders even though the Company delivered or could have delivered them to the Exchange Lenders electronically. Each Exchange Lender agrees at all times to maintain a valid email address with the Company and to provide the Company with at least ten (10) days’ notice of a change to such Exchange Lender’s email address.

(e)    Construction; Interpretation. For purposes of this Agreement, unless the context clearly requires otherwise, (i) the term “electronic transmission” means facsimile, email and any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, (ii) the words “include,” “includes,” and “including” shall be deemed to be followed by the words “without limitation”; (iii) the word “or” is not exclusive; (iv) the words “herein,” “hereof,” “hereby,” “hereto,” and “hereunder” refer to this Agreement as a whole, and not to any particular section or subsection hereof; (v) references to Sections or Schedules refer to the Sections of, or Schedules to, this Agreement; (vi) references to amounts of money expressed in dollars are references to the lawful currency of the United States; (vii) the singular number includes the plural number and vice versa and reference to any gender includes each other gender; and (viii) a “writing” shall include an electronic transmission, and (ix) references to days are specifically to calendar days. The section and subsection headings in this Agreement are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement has been chosen collectively by the Parties to express their collective intent, so no Party shall be deemed the drafter of this Agreement. No rule of construction shall be applied against or in favor of any party to this Agreement, and the Parties all waive any statute, principle or rule of law to the contrary.

(f)    Notices. All Communications to be given or made pursuant or with respect to this Agreement (other than legal process) shall be in writing and (i) mailed by registered or certified mail (with return receipt requested), (ii) delivered by a reputable overnight courier, or (iii) emailed or delivered by hand to the address set forth in the Facility Agreement. Such a notice, consent or other communication to a party shall be effective (A) if mailed, seven (7) days after deposit in the U.S. mails, postage prepaid, addressed to such party, (B) if delivered by a courier or by hand, when delivered to such party, or (C) if emailed, upon delivery of such email without indication of failure of delivery. Any Party may change its address for such notices, consents, and other communications by written notice to the other Parties pursuant to this Section.

(g)    Expenses. All Parties will bear their own legal and other fees and expenses with respect to this Agreement and the Transaction Documents and any other agreements entered into in connection with this Agreement or any Transaction Documents, or the transactions contemplated hereby or thereby.

(h)    Entire Agreement. The Transaction Documents, together with any separately executed confidentiality agreement, nondisclosure agreement or similar agreement among the Parties (or any affiliates thereof) in effect on the Effective Date, constitutes the full and entire understanding and agreement among the Parties with regard to the subject matters hereof, and any other written or oral agreement, commitment or understanding relating to the subject matters hereof existing between the parties is hereby canceled and superseded in its entirety. Each Exchange Lender acknowledges and agrees that such Exchange Lender will not have any right or remedy rising out of any advice, recommendation, representation, warranty or other statement, whether written, oral or otherwise, not expressly set forth either in this Agreement or in any agreement or instrument expressly referred to herein.

(i)    Amendments and Waivers. This Agreement may be amended, and the observance of any term hereof or thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of all Parties; provided, that any Party may waive any of its own rights under this Agreement in a writing signed by the waiving Party. Any waiver or amendment effected in accordance with this Section will be binding upon each Party to this Agreement and any assignee or transferee future hereof or thereof.

(j)    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(k)    No Legal, Tax, or Investment Advice. Each Exchange Lender has had an opportunity to review the federal, state, local and foreign tax consequences of the Exchange. Each Exchange Lender understands that nothing in this Agreement, or any other materials presented or statements made to such Exchange Lender in connection with the Transaction Documents or Exchange, constitutes legal, tax or investment advice. Each Exchange Lender has consulted such legal, tax and investment advisors as such

Exchange Lender has deemed necessary and appropriate in connection with the Exchange. Each Exchange Lender agrees that such Exchange Lender shall be solely responsible for such Exchange Lender’s own tax liability that may arise as a result of the Exchange.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have caused their respective signature page to this Agreement to be duly executed as of the Effective Date.

THE COMPANY: GLOBALSTAR, INC. By: ______________________________________ Name: ____________________________________ Title: _____________________________________

EXCHANGE LENDER: [*] By: _________________________________ Name: _______________________________ Title: ________________________________

EXCHANGE LENDER: [*] By: ____________________________________ Name: __________________________________ Title: ___________________________________

EXCHANGE LENDER: [*] By: __________________________________ Name: ________________________________ Title: _________________________________

EXCHANGE LENDER: [*] _______________________________________ [*]

SCHEDULE I

Exchange Amounts

[*]

EXHIBIT A

Certificate of Designation

See attached.